UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Genter Dividend Income Fund

(formerly, RNC Genter Dividend Income Fund)

Ticker Symbol: (GDIIX)

ANNUAL REPORT

October 31, 2022

Genter Dividend Income Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Genter Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Genter Dividend Income Fund

October 31, 2022

Dear Shareholders,

We hope everyone reading this letter is doing well and we thank you for your trust in managing the fund.

During the fiscal year ending October 31, 2021, the Genter Dividend Income Fund returned 0.36%. Over the same period, the fund’s primary benchmark, the S&P 500 Value Index1 returned -3.66% and the secondary benchmark, the MSCI US Investable Market High Dividend Yield Index2, returned -2.21%.

While we continue to have a constructive long-term view on the U.S. economy and equities, we believe that the equity market will continue to churn until the underlying economic pillars are on more sustainable footing. As we have indicated in the past, there are still significant macro imbalances in the system which need to be settled before the economy and the market can stage the next leg-up.

Inflation is public enemy #1 and to make the point, the Fed doubled down on its “higher for longer” message. There are indications that inflation is topping but it is far too soon for the “all clear” sign. Goods inflation appears to be rolling-over, but services inflation is still grinding higher and may not top out until late this year or early next. Most commodity prices have fallen but the energy rollover may be a head-fake, given the artificial supply being released by the Strategic Petroleum Reserves. Finally, China’s supply chain issues are showing some improvement but are expected to remain tight into 2023. We do not expect a change in their zero-COVID policy, which is still causing rolling lockdowns, until after President Xi Jinping is appointed to a third term in mid-October.

Continued ample available credit is also making the Fed’s job tougher. While rising rates have snugged-up financial conditions, it is clear they are not tight enough. Consumers were underleveraged heading into the pandemic and fully employed individuals are still confident in levering back up, at least for now. The equity market continues to digest the higher cost of capital, which has weighed mightily on multiples all year. There are signs of stress in corners of the market like venture capital and private equity. Although prime borrowers remain solid, sub-prime borrowers are showing higher levels of delinquency and default. One note of caution seen in the third quarter was banks bolstering capital levels as quantitative tightening begins in earnest.

The labor market has been a bright spot for the economy and a source of strength that the equity market had been hanging its hat on in terms of expecting a “soft-landing” scenario. We still view labor as the Dog That Didn’t Bark. We have indicated in the past that it is very difficult to see consumption and aggregate spending decline if more people are working today than yesterday. The equity market seems to have finally gotten the Fed memo that until or unless labor markets loosen up, it is unlikely that they will be easing off the brakes. As such, tangible signs that the labor market is in fact loosening would be a good signal to get more constructive on equities.

Over the past 12 months the strongest contributor to the fund’s returns has been the fund’s overweight to the Energy sector. The Energy sector has been the best performing sector, up over 60%, due to continued oil supply constraints, strong demand, and global unrest. Companies within the sector have lowered capital expenditures and are focusing on returns on invested capital and total shareholder returns. The renewed focus on investment returns has lowered exploration growth while increasing free cash flow3 generation. Additionally, as inflation has remained stubbornly high, oil prices benefitted from investors demand for the underlying commodity.

Over the past year the fund had strong returns in the Healthcare, Consumer Discretionary, Technology, and Industrial sectors. As the economy slowed and inflation spread companies that have pricing power, reasonable valuations, and growing dividend policies outperformed the once high-flying media, telecom, and technology growth companies that dominated earlier in the business cycle. The more stable “blue chip” companies are less reliant on outsized growth projections. We believe these companies have strong balance sheets and seasoned management teams that have experienced many business cycles. Most of these companies have a long history of growing their dividends which is a good indicator of a business that have lower volatility and can outperform competitors when the economy slows.

The largest detractor to performance was our stock selection within Financials. As the economy began to slow, we started to decrease the fund’s weighting within Financials, specifically trimming our bank holdings. While the companies, specifically large, multinational banks, have improved capital ratios, the sector is highly exposed to the overall business environment which had clearly slowed. Toward the end of the fiscal year the strategy had trimmed many of the financial holdings and moved to underweight the sector.

During the year we increased the strategy’s weighting in Healthcare and Technology. Early in the year we began to increase our weighting within the Healthcare sector. At the time, the sector was selling at depressed valuations while also having higher than average dividend yields and attractive growth characteristics. As the economy slowed, the sector’s defensiveness helped support the strategy during stock market weakness. Mid-year we started to increase our weighting in technology as prices had fallen to more compelling levels. We targeted companies that exhibit higher than average cash flow generation and much higher dividend yields compared to other technology companies. These companies tend to be under levered, with lower cyclicality, and less reliant on sky high multiple expansion for capital gains.

We also lowered the Financials and Consumer Discretionary sector weightings. These two sectors have higher economic sensitivity and with the FED actively increasing interest rates to slow the economy, these two sectors became much less attractive.

As we look towards year-end, and into 2023, we believe that high-quality and higher dividend-yielding businesses remain the prudent course, as the depth and duration of the slowdown is still uncertain. We are confident that inflation in the United States will be brought under control and are optimistic about the long-term resiliency of the American economy. That resiliency will drive decent long-term equity returns from here. But there are risks outside of the United States which could reverberate through the global markets and test the near-term fortitude of investors.

David Pescherine, CFA

David Klatt, CFA

Genter Dividend Income Fund Portfolio Managers

[1]	The S&P 500 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those S&P 500 companies with lower price-to-book ratios and lower expected growth values. An investor cannot invest directly in an index.

[2]	The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index. An investor cannot invest directly in an index.

[3]	Free cash flow is the cash that remains after a company pays to support its operations and makes any capital expenditures (purchases of physical assets such as property and equipment).

The views in this letter were as of October 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding. Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

Genter Dividend Income Fund

FUND PERFORMANCE at October 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, with a similar investment in the S&P 500 Value Index and MSCI US Investable Market High Dividend Yield Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Value Index is a performance benchmark that reflects the market sectors in which the Fund primarily invests. The MSCI US Investable Market High Dividend Yield Index is a performance benchmark reflecting returns of companies with high dividend yields similar to those companies held by the Fund. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2022	1 Year	5 Years	10 Years
Genter Dividend Income Fund	0.36%	8.22%	9.59%
S&P 500 Value Index	-3.66%	8.26%	10.91%
MSCI US Investable Market High Dividend Yield Index	-2.21%	7.66%	10.97%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 5GENTER.

Gross and net expense ratios for the Fund were 1.93% and 1.25%, respectively, which were the amounts stated in the current prospectus dated March 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Genter Dividend Income Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2022

Number of Shares		Value
	COMMON STOCKS — 84.2%
	BASIC MATERIALS — 1.1%
3,545	International Flavors & Fragrances, Inc.	$346,027
	COMMUNICATIONS — 14.6%
58,300	AT&T, Inc.	1,062,809
30,000	Cisco Systems, Inc.	1,362,900
4,700	Comcast Corp. - Class A	149,178
24,600	Corning, Inc.	791,382
14,500	Omnicom Group, Inc.	1,054,875
		4,421,144
	CONSUMER, CYCLICAL — 1.9%
1,900	Home Depot, Inc.	562,647
	CONSUMER, NON-CYCLICAL — 25.7%
7,700	AbbVie, Inc.	1,127,280
20,985	Altria Group, Inc.	970,976
19,270	Bristol-Myers Squibb Co.	1,492,847
12,450	CVS Health Corp.	1,179,015
15,900	Gilead Sciences, Inc.	1,247,514
3,000	Johnson & Johnson	521,910
7,000	Philip Morris International, Inc.	642,950
8,965	Tyson Foods, Inc. - Class A	612,758
		7,795,250
	ENERGY — 10.0%
7,155	Chevron Corp.	1,294,339
16,000	Enbridge, Inc.[1]	623,200
10,750	Phillips 66	1,121,118
		3,038,657
	FINANCIAL — 11.3%
20,600	Bank of America Corp.	742,424
735	BlackRock, Inc.	474,744
8,250	JPMorgan Chase & Co.	1,038,510
9,700	Lincoln National Corp.	522,539
3,500	Travelers Cos., Inc.	645,610
		3,423,827
	INDUSTRIAL — 8.1%
7,200	Emerson Electric Co.	623,520
2,515	Lockheed Martin Corp.	1,224,000
3,700	United Parcel Service, Inc. - Class B	620,749
		2,468,269
	TECHNOLOGY — 7.1%
2,000	Broadcom, Inc.	940,240

Genter Dividend Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
8,840	International Business Machines Corp.	$1,222,484
		2,162,724
	UTILITIES — 4.4%
6,300	Evergy, Inc.	385,119
6,195	Sempra Energy	935,073
		1,320,192
	Total Common Stocks
	(Cost $18,701,308)	25,538,737
	EXCHANGE-TRADED FUNDS — 12.3%
25,000	iShares Russell 1000 Value ETF - ETF	3,743,500
	Total Exchange-Traded Funds
	(Cost $3,760,160)	3,743,500
	SHORT-TERM INVESTMENTS — 3.2%
975,014	Fidelity Investments Money Market Treasury Portfolio - Institutional, 2.926%[2]	975,014
	Total Short-Term Investments
	(Cost $975,014)	975,014

	TOTAL INVESTMENTS — 99.7%
	(Cost $23,436,482)	30,257,251
	Other Assets in Excess of Liabilities — 0.3%	96,968
	TOTAL NET ASSETS — 100.0%	$30,354,219

ETF – Exchange-Traded Fund

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Genter Dividend Income Fund

SUMMARY OF INVESTMENTS

As of October 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	25.7%
Communications	14.6%
Financial	11.3%
Energy	10.0%
Industrial	8.1%
Technology	7.1%
Utilities	4.4%
Consumer, Cyclical	1.9%
Basic Materials	1.1%
Total Common Stocks	84.2%
Exchange-Traded Funds	12.3%
Short-Term Investments	3.2%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

Genter Dividend Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2022

Assets:
Investments, at value (cost $23,436,482)	$30,257,251
Receivables:
Investment securities sold	3,787,362
Fund shares sold	81,532
Dividends and interest	57,182
Prepaid expenses	16,128
Total Assets	34,199,455

Liabilities:
Payables:
Investment securities purchased	3,760,160
Fund shares redeemed	31,250
Advisory fees	6,328
Distribution fees (Note 7)	6,044
Fund accounting and administration fees	4,743
Transfer agent fees and expenses	2,498
Custody fees	2,282
Auditing fees	18,898
Trustees' deferred compensation (Note 3)	6,839
Chief Compliance Officer fees	1,198
Trustees' fees and expenses	1,136
Accrued other expenses	3,860
Total Liabilities	3,845,236

Net Assets	$30,354,219

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$22,584,586
Total distributable earnings	7,769,633
Net Assets	$30,354,219

Shares of beneficial interest issued and outstanding	1,573,365
Net asset value per share	$19.29

See Accompanying Notes to Financial Statements.

Genter Dividend Income Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

Investment income:
Dividends (net of foreign withholdings taxes of $6,384)	$988,278
Interest	9,121
Total investment income	997,399

Expenses:
Advisory fees	260,016
Distribution fees (Note 7)	72,227
Fund accounting and administration fees	65,588
Transfer agent fees and expenses	23,980
Custody fees	9,904
Registration fees	24,012
Auditing fees	18,800
Legal fees	16,902
Chief Compliance Officer fees	15,114
Shareholder reporting fees	13,494
Trustees' fees and expenses	5,108
Miscellaneous	4,389
Insurance fees	3,454
Total expenses	532,988
Advisory fees waived	(142,963)
Advisory fees waived voluntary waiver	(28,891)
Net expenses	361,134
Net investment income	636,265

Realized and Unrealized Gain (Loss):
Net realized gain on investments	882,163
Net change in unrealized appreciation/depreciation on investments	(1,393,648)
Net realized and unrealized loss	(511,485)

Net Increase in Net Assets from Operations	$124,780

See Accompanying Notes to Financial Statements.

Genter Dividend Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$636,265	$526,253
Net realized gain on investments	882,163	815,310
Net change in unrealized appreciation/depreciation on investments	(1,393,648)	6,444,049
Net increase in net assets resulting from operations	124,780	7,785,612

Distributions to Shareholders:
From distributable earnings	(1,198,898)	(515,441)
Total distributions to shareholders	(1,198,898)	(515,441)

Capital Transactions:
Net proceeds from shares sold	8,234,488	7,070,749
Reinvestment of distributions	997,419	431,526
Cost of shares redeemed[1]	(5,361,772)	(5,607,843)
Net increase in net assets from capital transactions	3,870,135	1,894,432

Total increase in net assets	2,796,017	9,164,603

Net Assets:
Beginning of period	27,558,202	18,393,599
End of period	$30,354,219	$27,558,202

Capital Share Transactions:
Shares sold	421,462	393,496
Shares reinvested	50,872	23,450
Shares redeemed	(273,230)	(307,156)
Net increase in capital share transactions	199,104	109,790

[1]	Net of redemption fee proceeds of $316 and $2, respectively.

See Accompanying Notes to Financial Statements.

Genter Dividend Income Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.05	$14.55	$17.46	$17.83	$18.66
Income from Investment Operations:
Net investment income[1]	0.43	0.38	0.39	0.40	0.38
Net realized and unrealized gain (loss)	(0.35)	5.49	(1.89)	1.25	0.48
Total from investment operations	0.08	5.87	(1.50)	1.65	0.86

Less Distributions:
From net investment income	(0.41)	(0.37)	(0.40)	(0.38)	(0.37)
From net realized gain	(0.43)	-	(1.01)	(1.64)	(1.32)
Total distributions	(0.84)	(0.37)	(1.41)	(2.02)	(1.69)

Redemption fee proceeds[1]	-	-	- [2]	-	- [2]
Net asset value, end of period	$19.29	$20.05	$14.55	$17.46	$17.83

Total return[3]	0.36%	40.72%	(9.55)%	11.30%	4.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,354	$27,558	$18,394	$18,445	$15,389

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.84%	1.93%	2.17%	2.23%	2.43%
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.61%	1.36%	1.59%	1.46%	0.86%
After fees waived and expenses absorbed	2.20%	2.04%	2.51%	2.44%	2.04%

Portfolio turnover rate	43%	25%	55%	36%	27%

[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Accompanying Notes to Financial Statements.

Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

Note 1 – Organization

Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to May 16, 2022, the Fund was known as RNC Genter Dividend Income Fund. The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in an open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2022

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2018-2021 and as of and during the year ended October 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Capital Management LLC, a California limited liability company doing business as Genter Capital Management LLC (formerly, RNC Genter Capital Management LLC) (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has voluntarily agreed to reduce its management fee from 0.90% to 0.80% of the Fund's average daily assets until further notice. The Advisor may terminate this voluntary waiver at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary waiver. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and acquisition or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. This agreement is in effect until February 28, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees.

Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2022

For the year ended October 31, 2022, the Advisor waived advisory fees of $171,854 ($28,891 were voluntarily waived). The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor will not seek recoupment of any advisory fees it waives pursuant to the voluntary advisory fees waiver discussed above. At October 31, 2022, the amount of these potentially recoverable expenses was $445,101. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

2023	152,710
2024	149,428
2025	142,963
Total	$445,101

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2022 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2022, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2022

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2022, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At October 31, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$23,453,591

Gross unrealized appreciation	$6,927,519
Gross unrealized depreciation	(123,859)
Net unrealized appreciation	$6,803,660

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or asset value per share. For the year ended October 31, 2022, there was no reclassification between financial and tax reporting.:

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$90,659
Undistributed long-term capital gains	882,153
Accumulated earnings	972,812

Accumulated capital and other losses	-
Unrealized appreciation on investments	6,803,660
Unrealized deferred compensation	(6,839)
Total accumulated earnings	$7,769,633

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

Distribution paid from:	2022	2021
Ordinary income	$660,837	$515,441
Net long-term capital gains	538,061	-
Total taxable distributions	$1,198,898	$515,441

Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2022

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2022 and the year ended October 31, 2021, the Fund received $316 and $2, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended October 31, 2022, purchases and sales of investments, excluding short-term investments, were $14,579,291 and $11,976,545, respectively.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC.

For the year ended October 31, 2022, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2022

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$25,538,737	$-	$-	$25,538,737
Exchanged Traded Funds	3,743,500	-	-	3,743,500
Short-Term Investments	975,014	-	-	975,014
Total Investments	$30,257,251	$-	$-	$30,257,251

*	All common stocks and exchanged traded funds held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument.  Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.  Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses.  The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests in and may lead to losses on your investment.  The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time.  Management is actively monitoring these events.

Note 11 – New Accounting Pronouncement

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2022

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution paid on December 19, 2022, to shareholders of record on December 16, 2022 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$0.55800	$-	$0.04078

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Genter Dividend Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Genter Dividend Income Fund (formerly, RNC Genter Dividend Income Fund) (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2022

Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended October 31, 2022, the Fund designates $538,061 as a 20% rate gain distribution for purposes of dividends paid deduction

For the year ended October 31, 2022, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2022, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 5GENTER. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	1	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	1	None.

Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Independent Trustees:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	1	SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); Fusion Acquisition Corp II.
Interested Trustees:
John P. Zader a * (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 63 portfolios).
Maureen Quill a** (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	1	None.

Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Mr. Zader is an “interested person” of the Trust by virtue of the employment of a member of his immediate family with an investment advisor to certain series of the Trust.

**	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Genter Dividend Income Fund

EXPENSE EXAMPLE

For the Six Months Ended October 31, 2022

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	5/01/2022	10/31/2022	5/01/2022 – 10/31/2022
Actual Performance	$1,000.00	$990.30	$6.27
Hypothetical (5% annual return before expenses)	1,000.00	1,018.91	6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Genter Dividend Income Fund

A series of Investment Managers Series Trust

Investment Advisor

  Genter Capital Management LLC

 11601 Wilshire Boulevard

Twenty-fifth Floor

 Los Angeles, California 90025

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

 Two Liberty Place

50 South 16th Street, Suite 2900

 Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

 928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

 Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

 Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

 235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

 IMST Distributors, LLC

Three Canal Plaza, Suite 100

 Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the Genter Dividend Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Genter Dividend Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 5GENTER.

Genter Dividend Income Fund

 P.O. Box 2175

 Milwaukee, WI 53201

 Toll Free: (877) 5GENTER

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-5GENTER.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2022	FYE 10/31/2021
Audit Fees	$16,100	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2022	FYE 10/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2022	FYE 10/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	1/09/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	1/09/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	1/09/2023